UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23232

HARTFORD FUNDS MASTER FUND

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esq.

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: July 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Global Impact Master Portfolio

  Schedule of Investments

  July 31, 2017 (Unaudited)

Shares or Principal Amount			Market Value†
Common Stocks - 96.0%
	Australia - 1.7%
19,733	Seek Ltd.	$	269,828

	Austria - 1.5%
11,759	Zumtobel Group AG		232,846

	Bangladesh - 3.6%
119,103	GrameenPhone Ltd.		555,448

	Botswana - 1.8%
1,344,807	Letshego Holdings Ltd.		271,351

	Brazil - 3.6%
72,875	Kroton Educacional S.A.		352,416
45,155	MRV Engenharia e Participacoes S.A.		207,504

			559,920

	China - 3.1%
1,440,995	CT Environmental Group Ltd.		258,014
697,185	Huaneng Renewables Corp. Ltd. Class H		212,230
24,680	Luye Pharma Group Ltd.		13,990

			484,234

	Denmark - 1.2%
1,933	Vestas Wind Systems A/S		188,916

	France - 2.3%
15,646	Veolia Environnement S.A.		352,610

	Germany - 2.3%
8,270	Innogy SE(1)		347,339

	Hong Kong - 1.6%
442,600	Canvest Environmental Protection Group Co., Ltd.		241,872

	India - 7.8%
33,797	Bharat Financial Inclusion Ltd.*		444,653
14,934	Indiabulls Housing Finance Ltd.		273,304
12,693	Repco Home Finance Ltd.		146,717
50,109	Vakrangee Ltd.		344,573

			1,209,247

	Japan - 1.0%
2,595	Eisai Co., Ltd.		139,070
700	Ono Pharmaceutical Co., Ltd.		15,313

			154,383

	Kenya - 3.7%
2,421,015	Safaricom Ltd.		570,445

	Luxembourg - 1.9%
4,765	Millicom International Cellular S.A.		298,582

	South Africa - 1.6%
24,783	Net 1 UEPS Technologies, Inc.*		239,899

	Spain - 1.3%
2,363	Acciona S.A.		201,988

	Taiwan - 1.6%
34,500	Tung Thih Electronic Co., Ltd.		245,004

	Thailand - 1.8%
728,235	LPN Development PCL		253,858
39,010	Supalai PCL		27,901

			281,759

	United Kingdom - 5.9%
20,980	Genus plc		478,605
5,286	Hikma Pharmaceuticals plc		98,397
70,329	PureCircle Ltd.*		337,763

			914,765

Global Impact Master Portfolio

  Schedule of Investments – (continued)

  July 31, 2017 (Unaudited)

	United States - 46.7%
1,122	Acuity Brands, Inc.		$227,373
15,146	Advanced Drainage Systems, Inc.		311,250
495	Aimmune Therapeutics, Inc.*		10,652
445	Alder Biopharmaceuticals, Inc.*		4,784
180	Alkermes plc*		9,794
1,316	athenahealth, Inc.*		182,029
9,417	Avangrid, Inc.		427,720
563	Blackbaud, Inc.		51,987
815	Bright Horizons Family Solutions, Inc.*		64,393
3,311	Clean Harbors, Inc.*		188,065
27,227	Covanta Holding Corp.		411,128
2,872	First Solar, Inc.*		141,618
315	Five Prime Therapeutics, Inc.*		8,864
270	Global Blood Therapeutics, Inc.*		7,047
6,091	Itron, Inc.*		444,643
7,948	Johnson Controls International plc		309,575
5,418	Laureate Education, Inc. Class A*		92,214
625	MyoKardia, Inc.*		9,719
150	Neurocrine Biosciences, Inc.*		7,205
19,564	Nuance Communications, Inc.*		338,457
12,534	Pattern Energy Group, Inc.		314,603
3,811	Proofpoint, Inc.*		324,850
16,299	Silver Spring Networks, Inc.*		184,342
10,499	Sprouts Farmers Market, Inc.*		252,711
18,294	Square, Inc. Class A*		482,047
7,504	Stratasys Ltd.*		180,021
7,226	Teladoc, Inc.*		237,013
367	Tesla, Inc.*		118,713
1,388	Thermo Fisher Scientific, Inc.		243,636
2,245	Trevena, Inc.*		5,859
5,892	Ubiquiti Networks, Inc.*		321,114
4,332	Watts Water Technologies, Inc. Class A		278,981
9,127	Xylem, Inc.		517,775
7,957	Zoetis, Inc.		497,472

			7,207,654

	Total Common Stocks (cost $14,631,806)		14,828,090

	Total Long-Term Investments (cost $14,631,806)		$14,828,090
Short-Term Investments - 52.4%
	Other Investment Pools & Funds - 52.4%
8,082,744	Morgan Stanley Institutional Liquidity Funds, Institutional Class		8,082,744

	Total Short-Term Investments (cost $8,082,744)		8,082,744

	Total Investments (cost $22,714,550)^	148.4%	$22,910,834
	Other Assets and Liabilities	(48.4)%	(7,467,864)

	Total Net Assets	100.0%	$15,442,970

Note: Percentageof investments as shown is the ratio of the total market value to total net assets.

^ Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:
Unrealized Appreciation			$311,429
Unrealized Depreciation			(115,145)

Net Unrealized Appreciation			$196,284

* Non-income producing.

Global Impact Master Portfolio

  Schedule of Investments – (continued)

  July 31, 2017 (Unaudited)

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At July 31, 2017, the aggregate value of this security was $347,339, which represented 2.2% of total net assets.

†	For information regarding the Master Portfolio’s significant accounting policies, please refer to the Master Portfolio’s most recent shareholder report.

Global Impact Master Portfolio

  Schedule of Investments – (continued)

  July 31, 2017 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$363,717	$118,713	$245,004	$—
Banks	273,304	—	273,304	—
Capital Goods	2,066,716	1,644,954	421,762	—
Commercial & Professional Services	869,021	599,193	269,828	—
Consumer Durables & Apparel	207,504	207,504	—	—
Consumer Services	509,023	509,023	—	—
Diversified Financials	862,721	271,351	591,370	—
Food & Staples Retailing	252,711	252,711	—	—
Food, Beverage & Tobacco	337,763	337,763	—	—
Health Care Equipment & Services	419,042	419,042	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,550,407	1,283,637	266,770	—
Real Estate	281,759	281,759	—	—
Semiconductors & Semiconductor Equipment	141,618	141,618	—	—
Software & Services	1,966,155	1,621,582	344,573	—
Technology Hardware & Equipment	945,778	945,778	—	—
Telecommunication Services	1,424,475	1,125,893	298,582	—
Utilities	2,356,376	742,323	1,614,053	—
Short-Term Investments	8,082,744	8,082,744	—	—

Total	$22,910,834	$18,585,588	$4,325,246	$—

(1) For the period ended July 31, 2017, there were no transfers between any levels.

Hartford Funds Master Fund (the “Trust”)

Notes to the Schedule of Investments

Investment Valuation and Fair Value Measurements:

For purposes of calculating the net asset value (“NAV”) of the Master Portfolio, portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (the “Board of Trustees”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the close of the New York Stock Exchange (“NYSE Close”), that materially affect the values of the Master Portfolio’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interest), non-exchange traded derivatives and centrally cleared swaps held by the Master Portfolio are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Master Portfolio may use fair valuation in regard to fixed income positions when the Master Portfolio holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on each day that the NYSE is open (the “Valuation Date”). Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Board of Trustees.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees generally reviews and approves the “Procedures for Valuation of Master Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Trust’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Master Portfolio’s Schedule of Investments.

For information regarding the Master Portfolio’s other significant accounting policies, please refer to the Master Portfolio’s most recent Semi-annual or Annual Report.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS MASTER FUND

Date: October 2, 2017	By: /s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 2, 2017	By: /s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 2, 2017	By: /s/ Michael Flook
Michael Flook
Vice President, Treasurer and Controller